UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) July 13, 2005
                                                          -------------


                             AMCORE FINANCIAL, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)

                0-13393                             36-3183870
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       (Commission File Number)          (IRS Employer Identification No.)


      501 Seventh Street, Rockford, Illinois                   61104
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     (Address of Principal Executive Offices)                (Zip Code)

                                 (815) 968-2241
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On July 13, 2005, AMCORE Financial, Inc. (Company) announced the resignation of Bruce Lammers, Executive Vice President and Chief Operating Officer of AMCORE Bank effective August 1, 2005. The Company expects to replace his position.


ITEM 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.       Description

99.1              Press Release dated July 13,2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: July 13, 2005                   AMCORE Financial, Inc.

                                      (Registrant)

                                      /s/ John R. Hecht
                                      ------------------------------------------
                                      John R. Hecht
                                      Executive Vice President and Chief
                                      Financial Officer
                                      (Duly authorized officer of the registrant
                                      and principal financial officer)


                                 EXHIBIT INDEX

Exhibit No.       Description

99.1              Press Release dated July 13, 2005